                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the use of our report dated May 5, 1999 in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of America's Home Page, Inc. for the registration of 3,248,750 shares of its common stock and 300,000,000 warrants to purchase 10,000,000 additional shares of its common stock.


                                   /s/ Ernst & Young LLP

Phoenix, Arizona

June 18, 1999